MAY 11, 2017

SUPPLEMENT TO THE

HARTFORD GLOBAL IMPACT FUND STATEMENT OF ADDITIONAL INFORMATION

(THE HARTFORD MUTUAL FUNDS, INC.)

DATED MARCH 1, 2017, AS LAST SUPPLEMENTED APRIL 3, 2017

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Under the heading “FUND MANAGEMENT — OFFICERS AND INTERESTED DIRECTORS,” the information for Alice A. Pellegrino is deleted in its entirety and the following information is added to the table:

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
ALICE A. PELLEGRINO (1960)	Vice President	Since 2016

Ms. Pellegrino currently serves as Vice President of HLIC and HFMG.  Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.  Ms. Pellegrino joined The Hartford in 2007.

				N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017

Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG.  Prior to joining HFMC in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014 – 2016.  Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.

				N/A	N/A

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE.